APPENDIX A
(UPDATED  AS  OF  MARCH  5,  2010)
OPEN-END  FUNDS


TRUST          FUND                     EFFECTIVE DATE/INITIAL TERM DATE
-----          ----                     --------------------------------

          --------------------------------
Pioneer Bond Fund     Pioneer Bond Fund     Effective  Date:  July  1,  2008
                                            Initial Term: July 1, 2008-December
                                            31, 2009
-----------------     -----------------     -----------------------------------

Pioneer Emerging      Pioneer Emerging       Effective  Date:  July  1,  2008
Markets Fund          Markets Fund           Initial Term: July 1, 2008-
                                             December 31, 2009
-----------------------------     -----------------------------     -------

          --------------------------------
Pioneer Equity        Pioneer Equity         Effective  Date:  July  1,  2008
Income Fund           Income Fund            Initial Term: July1, 2008-
                                             December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Equity        Pioneer Equity         Effective  Date:  July  1,  2008
Opportunity Fund      Opportunity Fund       Initial Term: July 1, 2008-
                                             December 31, 2009
-------------------------------     -------------------------------     -------
Pioneer Fund          Pioneer Fund           Effective  Date:  July  1,  2008
                                             Initial Term: July 1, 2008-
                                             December 31, 2009
------------     ------------     --------------------------------------------
Pioneer Fundamental   Pioneer Fundamental    Effective  Date:  July  1,  2008
Growth Fund           Growth Fund            Initial Term: July 1, 2008-
                                             December 31, 2009
-------------------------------     -------------------------------     -------
Pioneer High          Pioneer High           Effective  Date:  July  1,  2008
Yield  Fund           Yield  Fund            Initial Term: July 1, 2008-
                                             December 31, 2009
     -----------------------     --------------------------------------------

-------------------------------     -------------------------------     -------
Pioneer  Ibbotson     Pioneer Ibbotson Aggressive  Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer  Ibbotson   Pioneer Ibbotson Conservative  Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer  Ibbotson     Pioneer Ibbotson Growth      Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer  Ibbotson     Pioneer Ibbotson Moderate    Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer Independence  Pioneer Independence         Effective Date: July 1, 2008
Fund                  Fund                         Initial Term: July 1, 2008-
                                                   December 31, 2009
---------------------------     ---------------------------     -------------
Pioneer Mid Cap      Pioneer Mid Cap               Effective Date: July 1, 2008
Value Fund           Value Fund                    Initial Term: July 1, 2008-
                                                   December 31, 2009
---------------------------     ---------------------------     -------------
Pioneer Money        Pioneer Cash Reserves Fund    Effective Date: July 1, 2008
Market Trust                                       Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------

*Certain  accounting  services  provided  by  a  third  party.

---------------------------------     -------------------------------------
Pioneer Real           Pioneer Real                Effective Date: July 1, 2008
Estate Shares          Estate Shares               Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Research       Pioneer Research            Effective Date: July 1, 2008
Fund                   Fund                        Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Oak Ridge           Effective Date: July 1, 2008
Trust I                Large Cap Growth Fund       Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Oak Ridge           Effective Date: July 1, 2008
Trust I                Small Cap Growth Fund       Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Select Mid          Effective Date: May 15, 2009
Trust I                Cap Growth Fund             Initial Term: May 15, 2009-
                                                   December 31, 2010
--------------------------     --------------------------     -----------------

--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer AMT-Free            Effective Date: July 1, 2008
Trust II               Municipal Fund              Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Growth              Effective Date: July 1, 2008
Trust II               Opportunities Fund          Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Tax Free            Effective Date: July 1, 2008
Trust II               Money Market Fund           Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Cullen              Effective Date: July 1, 2008
Trust III              Value Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Classic             Effective Date: July 1, 2008
Trust IV               Balanced Fund               Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Government          Effective Date: July 1, 2008
Trust IV               Income Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Institutional       Effective Date: July 1, 2008
Trust IV               Money Market Fund           Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Treasury            Effective Date: July 1, 2008
Trust IV               Reserves Fund               Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust V                Equity Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer High Income         Effective Date: July 1, 2008
Trust V                Municipal Fund              Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Disciplined         Effective Date: July 1, 2008
Trust V                Growth Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Disciplined         Effective Date: July 1, 2008
Trust V                Value Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

-----------------------     -----------------------------     -----------------
Pioneer Series         Pioneer Floating            Effective Date: July 1, 2008
Trust VI               Rate Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
-----------------------     -----------------------------     -----------------
Pioneer Series         Pioneer Multi-Asset         Effective Date: July 1, 2008
Trust VI               Bond Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust VII              High Yield Fund             Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust VII              Diversified Fund            Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust VII              Aggregate Bond Fund         Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer International       Effective Date: July 1, 2008
Trust VIII             Value Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Short         Pioneer Short                Effective Date: July 1, 2008
Term Income Fund      Term Income Fund             Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Strategic     Pioneer Strategic            Effective Date: July 1, 2008
Income Fund           Income Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Value         Pioneer Value                Effective Date: July 1, 2008
Fund                  Fund                         Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

--------------------------     --------------------------     -----------------
Pioneer Variable      Pioneer Bond VCT             Effective Date: July 1, 2008
Contracts Trust       Portfolio                    Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Variable      Pioneer Cullen Value         Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Emerging Markets     Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Equity Income        Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Fund                 Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Growth Opportunties  Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer High Yield         Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Ibbotson Growth      Effective Date: July 1, 2008
Contracts Trust       Allocation VCT Portfolio*    Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Ibbotson Moderate    Effective Date: July 1, 2008
Contracts Trust       Allocation VCT Portfolio*    Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Mid Cap Value        Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Money Market         Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
*Certain  accounting  services  provided  by  a  third  party.

----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Real Estate Shares   Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Strategic Income     Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------

CLOSED-END  FUNDS

TRUST                                        EFFECTIVE DATE/INITIAL TERM DATE
-----                                        --------------------------------

 ------------------------------------
Pioneer Diversified High Income Trust* **    Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-----------------------------------------     -------------------------
Pioneer Floating Rate Trust* **              Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------
Pioneer High Income Trust* **                Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------
Pioneer Municipal High Income Trust* **      Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------
Pioneer Municipal High Income                Effective Date: November 1, 2009
Advantage Trust* **                          Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------

*Certain  accounting  services  provided  by  a  third  party.
** The Fund reimburses the Administrator its pro rata share, based on the Fund's average daily managed assets, of the Administrator's costs of providing the services under this Agreement.

THE  PIONEER  TRUSTS  LISTED  ON  APPENDIX  A
On  behalf  of  the  Funds  named  therein

By:       ____________________________
Name:     Christopher  J.  Kelley
Title:     Assistant  Secretary

PIONEER  INVESTMENT  MANAGEMENT,  INC.
By:      _____________________________
Name:    _____________________________
Title:   _____________________________